UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: January 12, 2021

(Date of Earliest Event Reported)

CAPSTEAD MORTGAGE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08896	75-2027937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8401 North Central Expressway
Suite 800
Dallas, Texas	75225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 874-2323

Former Name or Former Address, If Changed Since Last Report: Not Applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CMO	New York Stock Exchange
7.50% Series E Cumulative Redeemable Preferred Stock ($0.10 par value)	CMOPRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 12, 2021, Capstead Mortgage Corporation (the “Company”) entered into Equity Distribution Agreements (the “Agreements”) with each of JMP Securities LLC and JonesTrading Institutional Services LLC (each, a “Placement Agent” and together, the “Placement Agents”). Pursuant to the terms of the Agreements, the Company agreed to sell through the Placement Agents, subject to the terms and conditions set forth in the Agreements, up to 15,000,000 shares of the Company’s common stock, par value $0.01 per share (the “common stock”), and up to 3,000,000 shares of the Company’s 7.50% Series E Cumulative Redeemable Preferred Stock, par value $0.10 per share (the “Series E Preferred Stock” and together with the common stock, the “Shares”). Sales of Shares pursuant to the Agreements, if any, may be made in privately negotiated transactions and/or sales deemed to be an “at the market” offering as defined in Rule 415 of Securities Act of 1933, as amended, including, without limitation, sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange. The Agreements contain customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions. Under the terms of each Agreement, the Company may also sell the Shares to the respective Placement Agent as principal for its own account at a price agreed upon at the time of sale.

The preceding description of the Agreements is qualified in its entirety by reference to the text of the form of the Agreements, a copy of which is attached hereto as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference into this Item 1.01.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

1.1	Form of Equity Distribution Agreement, dated January 12, 2021.

5.1	Opinion of Hogan Lovells US LLP (US).

23.1	Consent of Hogan Lovells US LLP (US) (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION

January 12, 2021	By:	/s/ Lance J. Phillips
Lance J. Phillips
Senior Vice President, Chief Financial Officer and Secretary